Supplement, dated January 31, 2002, to the Prospectus, dated March 1, 2001, of
                   Seligman Frontier Fund, Inc. (the "Fund"),


Effective February 11, 2002, the following information supersedes and replaces the information set forth on page 5 of the Fund's Prospectus under the caption "Management - Portfolio Management."

     The Fund is managed by the Seligman Small Company Team, headed by Rick Ruvkun, a Managing Director of Seligman. Mr. Ruvkun, who joined Seligman in January 1997, also co-manages Seligman Global Smaller Companies Fund, a series of Seligman Global Fund Series, Inc.; and he manages the Seligman Frontier Portfolio and co-manages the Seligman Global Smaller Companies Portfolio, two portfolios of Seligman Portfolios. Mr. Ruvkin also manages assets for institutional clients as the leader of Seligman's SMID Investment Team. Prior to joining Seligman, Mr. Ruvkun was a portfolio manager for Bessemer Trust since 1993. Previously, he had been a technology analyst at Morgan Stanley Asset Management and a sell-side technology analyst at Morgan Stanley.



EQFR1S1 - 1/02